EXHIBIT 32.1

Certification by the Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U. S. C. Section 1350, I, Sorphea Rath, hereby certify that, to the best of my knowledge, the Annual Report on Form 10-K of Glorywin Entertainment Group Inc. for the fiscal year ended March 31 , 2017 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Glorywin Entertainment Group Inc.

Date: June 15, 2022	/s/ Sorphea Rath
Sorphea Rath
Chief Executive Officer